Exhibit 3.3

OSP 06 99734

State of California

Secretary of State

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of DEC 12 2007

DEBRA BOWEN

Secretary of State

THE GREAT SEAL OF THE STATE OF CALIFORNIA

OFFICE OF THE SECRETARY OF STATE

Sec/state form ce-107(Rev 1/2007)

EUREKA

STATE OF CALIFORNIA

SECRETARY OF STATE

ENDORSED - FILED

IN THE OFFICE OF THE SECRETARY OF STATE

OF THE STATE OF CALIFORNIA

DEC 12 2007

LIMITED LIABILITY COMPANY CERTIFICATE OF AMENDMENT

A $30.00 FILING FEE MUST ACCOMPANY THIS FORM.

IMPORTANT – READ INSTRUCTIONS BEFORE COMPLETING THIS FORM.

1.SECRETARY OF STATE FILE NUMBER 200729010015

2. NAME OF LIMITED LIABILITY COMPANY AAI ACQUISITION LLC

THIS SPACE FOR FILING USE ONLY

3. COMPLETE ONLY THE SECTIONS WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED IF NECESSARY.

A. LIMITED LIABILITY COMPANY NAME (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY,” “LTD. LIABILITY CO.” OR THE ABBREVIATIONS “LLC” OR “LLC.”)

AMERICAN APPARAL (USA), LLC

B. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (CHECK ONE):

☑ ONE MANAGER

☐ MORE THAN ONE MANAGER

☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)

C. AMENDMENT TO TEXT OF THE ARTICLES OF ORGANIZATION:

D. OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE A CHANGE IN THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE OR ANY CHANGE IN THE EVENTS THAT WILL CAUSE THE DISSOLUTION.

4. FUTURE EFFECTIVE DATE, IF ANY: MONTH DAY YEAR

5. NUMBER OF PAGES ATTACHED, IF ANY:

6. IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE OF AUTHORIZED PERSON DATE 12/11/07

Jonathan J. Ladecky, President Secretary and Manager

TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

7. RETURN TO:

NAME American Apparal, Inc.

FIRM Attn: CFO

ADDRESS

CITY/STATE 747 Warehouse Street

ZIP CODE Los Angeles California 90021

THE GREAT SEAL OF THE STATE OF CALIFORNIA

OFFICE OF THE SECRETARY OF STATE

SEC/STATE FORM LLC-2 (REV. 03/2005) - FILING FEE $30.00

APPROVED BY SECRETARY OF STATE